CONVERSION AND CONTRIBUTION AGREEMENT


         THIS CONVERSION AND CONTRIBUTION AGREEMENT (this "Agreement"), dated as of June 9, 2005 is entered into by and among Genesis Energy, L.P., a Delaware limited partnership (the "MLP"), Genesis Crude Oil, L.P., a Delaware limited partnership (the "OLP") and Genesis Energy, Inc., a Delaware corporation (the "GP").


                                    RECITALS

         WHEREAS, Section 7.12 of the Third Amended OLP Agreement provides for the GP to receive Incentive Compensation Payments from the OLP in certain circumstances;

         WHEREAS, Section 7.13 of the Third Amended OLP Agreement, allows the GP to convert the Incentive Compensation Payments set out in Section 7.12 into the Converted OLP Incentive Distribution Rights;

         WHEREAS, following such a conversion, the GP wishes to contribute the Converted OLP Incentive Distribution Rights to the MLP in exchange for the Incentive Distribution Rights in the MLP and the MLP wishes to issue the Incentive Distribution Rights to the GP;

         NOW, THEREFORE, in consideration of their mutual undertakings and agreements hereunder, the parties to this Agreement undertake and agree as follows:

                                   ARTICLE I

                                   Definitions

1.1 Definitions. In addition to the capitalized terms defined in the opening paragraph of this Agreement, the following capitalized terms shall have the meanings given below.

         "Agreement" means this Conversion and Contribution Agreement.

         "Conversion Election" is defined in the Third Amended OLP Agreement.

         "Converted OLP Incentive Distribution Rights" is defined in Section 2.1 of this Agreement.

         "Fourth Amended MLP Agreement" is defined in Section 5.2 of this Agreement.

         "Fourth Amended OLP Agreement" is defined in Section 5.1 of this Agreement.

         "GP Unit" means an equity interest in the MLP representing a fractional part of the MLP General Partner Interest and having the rights and obligations specified with respect to GP Units in the Third Amended MLP Agreement.

         "Incentive Compensation Payments" is defined in the Third Amended OLP Agreement.

         "Incentive Distribution Rights" is defined in the Fourth Amended MLP Agreement.

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         "Third Amended MLP Agreement" means the Third Amended and Restated
Agreement of Limited Partnership of Genesis Energy, L.P. dated as of July 31, 2002 as the same may be amended or restated pursuant to the terms of this Agreement.

         "Third Amended OLP Agreement" means the Third Amended and Restated Agreement of Limited Partnership of Genesis Crude Oil, L.P. dated as of July 31, 2002, as the same may be amended or restated pursuant to the terms of this Agreement.

                                   ARTICLE II

                    Conversions, Contributions and Issuances

2.1 Conversion of Incentive Compensation Payments. Pursuant to Section 7.13 of the Third Amended OLP Agreement, the GP hereby makes a Conversion Election with respect to its Incentive Compensation Payments in the OLP and such Incentive Compensation Payments are hereby converted thereunder into incentive distribution rights in the OLP (the "Converted OLP Incentive Distribution Rights").

2.2 Contribution and Exchange of Incentive Distribution Rights.
Effective immediately following the conversion contemplated by Section 2.1 of this Agreement, and without any further action on the part of the GP, the GP hereby contributes, transfers, assigns and conveys to the MLP, its successors and assigns, all right, title and interest of the GP in and to the Converted OLP Incentive Distribution Rights, and, in exchange therefor, the MLP hereby issues to the GP the Incentive Distribution Rights in the MLP. Immediately following such contribution of the Converted OLP Incentive Distribution Rights to the MLP, the GP, in its capacity as general partner of the MLP, shall cause the MLP to contribute the Converted OLP Incentive Distribution Rights in the OLP to the OLP, and the GP, in its capacity as general partner of the OLP shall cause the OLP to cancel the Converted OLP Incentive Distribution Rights in the OLP.

2.3 Conversion of GP Units. Simultaneously with the effectiveness of the Fourth Amended MLP Agreement and the Fourth Amended OLP Agreement as contemplated in Article III of this Agreement, the 190,077 GP Units representing the MLP General Partner Interest held by the GP shall be converted automatically into a general partner interest in the MLP so that immediately following such conversion, the GP will have an aggregate 2.0% unfractionated general partner interest in the MLP and a .01% general partner interest in the OLP, and such GP Units shall cease to exist.

                                  ARTICLE III

               Amendment and Restatement of Partnership Agreements

3.1 Amendment and Restatement of Third Amended OLP Agreement. In order to further the purposes of this Agreement, and contemporaneously with the consummation of the transactions contemplated by Article II of this Agreement, the GP, as general partner of OLP, having determined that the amendments reflected in the form of agreement of limited partnership attached hereto as Exhibit A (the "Fourth Amended OLP Agreement") would not materially adversely affect the MLP as the sole limited partner of the OLP, hereby exercises its rights and

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powers to amend the Third Amended OLP Agreement without the approval of any limited partner or assignee pursuant to Section 13.1(d)(i) of the Third Amended OLP Agreement and hereby approves and adopts the Fourth Amended OLP Agreement.

3.2 Amendment and Restatement of Third Amended MLP Agreement. In order to further the purposes of this Agreement, and contemporaneously with the consummation of the transactions contemplated by Article II of this Agreement, the GP, as the general partner of the MLP, having determined that the amendments reflected in the form of agreement of limited partnership attached hereto as Exhibit B (the "Fourth Amended MLP Agreement") would not materially adversely affect the limited partners of the MLP, hereby exercises its rights and powers to amend the Third Amended MLP Agreement without the approval of any limited partner or assignee pursuant to Section 13.1(d)(i) of the Third Amended MLP Agreement and hereby approves and adopts the Fourth Amended MLP Agreement.

3.3 Restatement of Partnership Agreements. Each of the partners of the MLP and the OLP that is a party hereto hereby agrees to execute and deliver the Fourth Amended OLP Agreement and the Fourth Amended MLP Agreement, as applicable, on the date of this Agreement.

                                   ARTICLE IV

                                  Miscellaneous

4.1 Other Assurances. From time to time after the date hereof, and without any further consideration, each of the parties to this Agreement shall execute, acknowledge and deliver all such additional instruments, notices and other documents, and will do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate to more fully and effectively carry out the purposes and intent of this Agreement.

4.2 Costs. The MLP shall pay all expenses arising out of the contributions, assignments and deliveries to be made hereunder, including the expenses of amending and restating the Third Amended MLP Agreement and the Third Amended OLP Agreement as contemplated by Article III hereof.

4.3 Successors and Assigns. The Agreement shall be binding upon and inure to the benefit of the parties signatory hereto and their respective successors and assigns.

4.4 No Third Party Rights. The provisions of this Agreement are intended to bind the parties signatory hereto as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

4.5 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on the parties hereto.

4.6 Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

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4.7      Amendment  or  Modification.  This  Agreement  may be  amended or modified from time to time only by the written agreement of all the parties hereto.



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         IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the date first above written.



                             GENESIS ENERGY, L.P.

                             By:      Genesis Energy, Inc., as general partner




                             By:   \s\ Mark J. Gorman
                             ------------------------------
                             Name:    Mark J. Gorman
                             Title:   President & Chief Executive Officer


                             GENESIS CRUDE OIL, L.P.

                             By:      Genesis Energy, Inc., as general partner




                             By:   \s\ Mark J. Gorman
                             --------------------------------
                             Name:    Mark J. Gorman
                             Title:   President & Chief Executive Officer



                             GENESIS ENERGY, INC.



                             By:   \s\ Mark J. Gorman
                             ---------------------------------
                             Name:    Mark J. Gorman
                             Title:   President & Chief Executive Officer

                                    EXHIBIT A

                          FOURTH AMENDED OLP AGREEMENT

                                  See Attached.

                                    EXHIBIT B

                          FOURTH AMENDED MLP AGREEMENT

                                  See attached.